Exhibit 10.4

GENERAL SECURITY AGREEMENT

This GENERAL SECURITY AGREEMENT is made this 19th day of March 2009, between HUDSON TECHNOLOGIES COMPANY ("Debtor"), a corporation organized and existing pursuant to the laws of the State of Tennessee having an address at PO Box 1541, One Blue Hill Plaza, Pearl River, New York 10965 and RICHARD PARRILLO ("Lender"), whose address is 163 Hooton Road, Mount Laurel, NJ 08054

1. DEFINITIONS. All words and terms used in this Agreement shall have the meanings as set forth herein and where not otherwise defined herein shall be deemed to have the meanings as accorded to them in the Uniform Commercial Code as in effect from time to time ("UCC"). As used herein, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

1.1 "Agreement" shall mean this General Security Agreement.

1.2 "Collateral" shall have the meaning given to such term in Section 2.1 hereof.

1.3 "Equipment" shall mean all machinery, equipment, office machinery, furniture, fixtures, conveyors, tools, materials storage and handling equipment, molds, dies, stamps and other equipment of every kind and nature and wherever situated now or hereafter owned by Debtor or in which Debtor may have any interest (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

1.4 "Inventory" shall have the meaning given to such term in the UCC.

1.5 "Note" shall mean the 10% Secured Promissory Note dated the date hereof between the Debtor and Lender, as the same may be modified, amended, restated or replaced from time to time.

1.6 "Loan Documents" shall mean the Note, together with this Agreement and any and all other documents, instruments or agreements executed in connection therewith as the same may be modified, amended, restated or replaced from time to time.

1.7 "Person" shall mean an individual, partnership, limited liability company, limited liability partnership, corporation, joint venture, joint stock company, land trust, business trust or unincorporated organization, or a government agency or political subdivision thereof.

1.8 "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

2. SECURITY INTEREST.

2.1 Security Interest. To secure the prompt payment and performance of all of the obligations to Lender under the Note, Debtor hereby grants to Lender a lien and security interest in all of Debtor's right, title and interest in all Properties and rights in Properties, whether now owned or existing or hereafter created, acquired or arising and wheresoever located including, without limitation, the following (collectively, "Collateral"), which lien shall be expressly subject and subordinate to: i) the first priority lien and security interest held by Keltic Financial Partners, LP, a Delaware limited partnership ("Keltic"), and Bridge Healthcare Finance, LLC, pursuant to certain Amended and Restated Loan Agreement, dated as of June 26, 2007, as amended (the "Loan Agreement"); (ii) certain mortgages and mortgage notes in favor of Busey Bank secured by real property owned by Debtor in Champaign, Illinois (the "Mortgages"); (iii) security interests held as the date hereof by certain purchase money lenders; and (iv) any future security interest obtained by purchase money lenders or other lenders with respect to assets of the Company (except to the extent that the agreements governing any future security interests expressly provide that such interests shall rank pari passu with, or junior to, the security interest of the Lender):

(a) All Equipment;

(b) All Inventory;

(c) All monies or other Property of any kind, now or at any time or times hereafter, in the possession or under the control of Lender or any affiliate of Lender or any representative, agent or correspondent of Lender;

2.2 Perfection. Debtor will execute and deliver to Lender such security agreements, assignments (including, without limitation, assignments of specific Receivables, Inventory and General Intangibles), and other papers as Lender may at any time or from time to time reasonably request that are required to perfect or protect the security interest granted hereby. Debtor will perform any and all steps that Lender may request to perfect Lender's security interest in Inventory, including, but without limitation, executing and filing financing or continuation statements in form and substance satisfactory to Lender and maintaining stock records. Debtor hereby appoints Lender as its attorney in fact to execute and deliver notices of lien, financing statements, assignments, and any other documents, notices, and agreements necessary for the perfection of Lender's security interests in the Collateral. Debtor agrees to pay the costs of the continuation of Lender's security interests and releases or assignments of Lender's interests.

3. EVENTS OF DEFAULT. Any of the following events or occurrences shall constitute an "Event of Default" under this Agreement:

(a) the occurrence of any Event of Default under the Note, the of the Loan Agreement; or

(b) the failure of Debtor to perform or comply with any provision of this Agreement and the continuance of such failure beyond any applicable grace and/or notice period.

4. RIGHTS OF LENDER.

4.1 General Rights. The rights of Lender shall at all times be those of a secured party under the UCC.

4.2 Rights on Default.

Upon the occurrence of any Default or an Event of Default, and after giving effect to any applicable grace period, in addition to and without limiting any rights Lender may have under any agreement, document or instrument evidencing or representing any obligation of Debtor to Lender or executed in connection with any such obligation, Lender is hereby authorized to declare any or all of the Obligations to be immediately due and payable, and the rights and remedies of Lender with respect to the Collateral shall be as set forth herein, in the UCC and as otherwise available under applicable law.

4.3 Expense of Collection and Sale. Debtor agrees to pay all costs and expenses incurred by Lender in connection with the negotiation and preparation of this Agreement or any other document, or any other Loan Documents executed in connection herewith, in determining Lender's rights under, and in enforcing and determining its rights under and enforcing the security interests created by this Agreement, including, without limitation, costs and expenses relating to taking, holding, insuring, preparing for sale, appraising, selling or otherwise realizing on the Collateral, and reasonable attorneys' fees and expenses in connection with any of the foregoing. All such reasonable costs and expenses shall be payable on demand, and shall bear interest at the highest rate charged on any Obligation, payable on demand, from the date of Lender's payment of such costs and expenses until payment in full is made by Debtor, at the highest rate of interest permitted by law.

4.4 Compliance with Other Laws. Lender may comply with any applicable law requirements in connection with a disposition of the Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

4.5 Warranties. Lender may sell the Collateral without giving any warranties. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

5. GENERAL PROVISIONS.

5.1 Waivers. Debtor expressly waives notice of nonpayment, demand, presentment, protest or notice of protest in relation to the Loan Documents or the Collateral. No delay or omission of Lender in exercising or enforcing any of its rights, powers, privileges, options or remedies under this Agreement shall constitute a waiver thereof, and no waiver by Lender of any default by Debtor shall operate as a waiver of any other default.

5.2 Remedies Not Exclusive. All rights and remedies of Lender under this Agreement shall be cumulative and not alternative or exclusive, irrespective of any other collateral guaranty, right or remedy and may be exercised by Lender at such time or times and in such order as Lender, in its sole discretion, may determine, and are for the sole benefit of Lender. The exercise or failure to exercise such rights and remedies shall not result in liability to Debtor or others except in the event of willful misconduct or bad faith by Lender, and in no event shall Lender be liable for more than it actually receives as a result of the exercise or failure to exercise such rights and remedies.

5.3 Successors and Assigns. This Agreement is entered into for the benefit of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of such parties, their successors and assigns. Lender shall have the right, without the necessity of any further consent or authorization by the Debtor, to sell, assign, securitize or grant participation in all, or a portion of, Lender's interest in the Collateral, to other financial institutions of the Lender's choice and on such terms as are acceptable to Lender in its sole discretion.

5.4 Notices. Wherever this Agreement provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when received by the party to whom addressed, and shall be addressed as follows, or to such other address as the party affected may hereafter designate:

If to Lender	163 Hooton Road,
Mount Laurel, NJ 08054

If to Debtor:	Hudson Technologies Company
Attn: Stephen P. Mandracchia, Esq.
275 North Middletown Road
Pearl River, New York 10965
Tel: (845) 735-6000
Fax: (845) 512-6070

5.5 Strict Performance. The failure, at any time or times hereafter, to require strict performance by the Debtor of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of any Default or Event of Default by the Debtor under this Agreement or any other Loan Document shall not suspend, waive or affect any other Default or Event of Default by the Debtor under this Agreement or any other Loan Document, whether the same is prior or subsequent thereto and whether of the same or a different type.

5.6 Construction of Agreement. The parties hereto agree that the terms and language of this Agreement were the result of negotiations between the parties, and, as a result, there shall be no prescription that any ambiguities in this Agreement shall be resolved against either party. Any controversy over the construction of this Agreement shall be decided mutually without regard to events of authorship or negotiation.

5.7 WAIVER OF RIGHT TO JURY TRIAL.

(a) Debtor and Lender recognize that in matters related to this Agreement, and as it may be subsequently modified and/or amended, any such party may be entitled to a trial in which matters of fact are determined by a jury (as opposed to a trial in which such matters are determined by a federal or state judge). By execution of this Agreement, Debtor and Lender will give up their respective right to a trial by jury. Debtor and Lender each hereby expressly acknowledged that this waiver is entered into to avoid delays, minimize trial expenses, and streamline the legal proceedings in order to accomplish a quick resolution of claims arising under or in connection with this Agreement.

(b) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, DEBTOR AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT DEBTOR OR LENDER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, DIRECTLY OR INDIRECTLY, AT ANY TIME ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED THEREBY OR HEREBY, BEFORE OR AFTER MATURITY.

(c) CERTIFICATIONS. DEBTOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE NOR AGENT OF LENDER NOR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. DEBTOR ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION HEREIN.

5.8 Entire Agreement; Amendments; Lender's Consent. This Agreement represents the entire agreement between the parties. No amendment or waiver of any provision of this Agreement or of the Note, nor consent to any departure by Debtor therefrom, shall in any event be effective unless the same shall be in a writing signed by the Lender.

5.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.10 Severability of Provisions. Any provision of this Agreement or any of the other Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the other Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

5.11 Table of Contents; Headings. The table of contents and headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

5.12 Exhibits and Schedules. All of the Exhibits and Schedules to this Agreement are hereby incorporated by reference herein and made a part hereof.

5.13 Governing Law; Consent To Jurisdiction.

(a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY DEBTOR IN THE STATE OF NEW YORK, AND THE PROCEEDS OF OBLIGATIONS DELIVERED PURSUANT THERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREIN, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER AND DEBTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE OBLIGATIONS, AND THIS AGREEMENT AND THE OBLIGATIONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR DEBTOR, ANY GUARANTOR OR OTHER PARTY TO THIS TRANSACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN THE SOLE OPTION OF LENDER IN ANY FEDERAL OR STATE COURT LOCATED IN ROCKLAND COUNTY, NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND LENDER AND DEBTOR WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND LENDER AND DEBTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized on the day and year first above written.

/s/ Richard Parrillo
Richard Parrillo

HUDSON TECHNOLOGIES COMPANY

By:	/s/ Kevin J. Zugibe
Kevin J. Zugibe
Chief Executive Officer